SCHEDULE 14A
                                 (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|  Preliminary Proxy Statement           |_|  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12


                            POST PROPERTIES, INC.
               (Name Of Registrant As Specified In Its Charter)

                                JOHN A. WILLIAMS
                                  ROY E. BARNES
                             FRANCIS L. BRYANT, JR.
                                 PAUL J. DOLINOY
                                THOMAS J.A. LAVIN
                                GEORGE R. PUSKAR
                                EDWARD LOWENTHAL
                                 CRAIG G. VOUGHT
   (Name Of Person(s) Filing Proxy Statement, If Other Than The Registrant)


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

          [The pages that follow are updates to a presentation filed by
                      John A. Williams on April 23, 2003]

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ACTION PLAN
--------------------------------------------------------------------------------

2.    REPLACE SENIOR MANAGEMENT

    o    CHAIRMAN: GEORGE PUSKAR VS. ROBERT GODDARD
    o    CEO: EDWARD LOWENTHAL VS. DAVID STOCKART

                               Our Team                    Their Team*

                          -------------------------  ---------------------------
                           Puskar  Lowenthal  Total    Goddard  Stockert  Total
                          -------------------------  ---------------------------
Years of Real Estate Exp.   36       20        56        15        8        23

Years of Multifamily Exp.   36       16        52        0         2        2

Years of Public
CEO/Pres. Exp.              0        11        11        0         2        2

Other Public Company
Directorships               4        5         9         0         0        0



    o   REVIEW OF SENIOR OFFICERS

--------------------------------------------------------------------------------

                         WHICH TEAM IS BETTER EQUIPPED?

--------------------------------------------------------------------------------

*Information derived from Post Properties' 2003 Proxy Statement.

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

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ACTION PLAN
--------------------------------------------------------------------------------

3.   Establish Shareholder-friendly governance

        o   Eliminate staggered board

        o   Create a Special Committee of independant directors to objectively
            evaluate all strategic alternatives                    -----------
                     ---

        o Require shareholder approval for grant of Options and restricted stock to CEO and any other directors

        o Prohibit the board from adopting a shareholder rights plan (poison pill) without receiving shareholder approval

        o Prohibit the board from opting into Georgia's anti-takeover statutes without prior shareholder approval

        o Modify the Company's certificate of incorporation to allow investors who meet certain criteria designed to preserve the Company's REIT status to accumulate larger stakes in post

4.   Explore all alternatives to enhance shareholder value
            ---

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